UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Yotta Acquisition Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Yotta Acquisition Corporation
1185 Avenue of the Americas, Suite 301

New York, NY

[__], 2024

Dear Stockholder:

On behalf of the Board of Directors the “Board”) of Yotta Acquisition Corporation (the “Company,” “Yotta” or “we”), I invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held at [10:00] a.m. Eastern Time on [__], 2024. Yotta will be holding the Annual Meeting via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9195 (standard rates apply)
Meeting ID: [_____]

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card and our Annual Report on Form 10-K accompany this letter are also available at https://www.cstproxy.com/Yottaacquisition/2024. We are first mailing these materials to our stockholders on or about [__], 2024.

As discussed in the enclosed Proxy Statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals:

(i)	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended on April 19, 2023 and September 22, 2023 (the “Charter”), to extend the date by which the Company has to consummate a business combination up to fourteen times (the “Third Extension Amendment”), each such extension for an additional one-month period (each an “Extension”), from August 22, 2024 to October 22, 2025 (such date actually extended being referred to as the “Extended Date”) (we refer to this proposal as the “Third Extension Amendment Proposal”). A copy of the proposed Third Extension Amendment is attached hereto as Annex A;

(ii)	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of March 16, 2022, as amended on April 19, 2023 and September 22, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement from August 22, 2024 to October 22, 2025 (the “Third Trust Amendment”) provided that the Company deposits into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) the sum of $[___] for each one month extended (we refer to this proposal as the “Third Trust Amendment Proposal”). A copy of the proposed Third Trust Amendment is attached hereto as Annex B;

(iii)	Proposal 3 — A proposal to elect five directors of the Company, each to serve for a one year term until our next annual meeting or until their successors are elected and qualified (the “Director Proposal”); and

(iv)	Proposal 4 — A proposal to direct the chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve Proposal 1 or Proposal 2 or for such other reason as the Chairman of the Annual Meeting, in his sole discretion, shall decide (we refer to this proposal as the “Adjournment Proposal”).

The Charter and the Trust Agreement initially provided for a 9-month Business Combination Period from the date of completion of the Company’s initial public offering (until January 22, 2023) and further provided that the Company could extend the Business Combination Period for up to 6 additional months in three-month increments provided that the Company deposited into trust $1,150,000 for each three-month extension. On April 19, 2023, the Charter and the Trust Agreement were amended to extend the date by which the Company has to consummate a business combination up to twelve (12) times, each such extension for an additional one-month period, from April 22, 2023 to April 22, 2024, provided that the Company deposits into the trust the sum of $120,000 for each one-month extension. On September 22, 2023, the Charter and the Trust Agreement were further amended to extend the date by which the Company has to consummate a business combination to August 22, 2024 without depositing any additional funds to the Trust Account. As the Company has not yet signed a Business Combination Agreement, the Board has determined that the Company must seek stockholder approval of the Third Extension Amendment Proposal so as to provide the Company with additional time to complete a Business Combination and to reduce the cost that would be required to be paid by the Company under the Charter to extend the Business Combination Period.

Based on the amount in trust as of July [___], 2024, the current per share redemption price is approximately $[__], without giving effect to interest that may be withdrawn to pay tax obligations.

The Company’s board of directors (the “Board”) has determined that it is in the best interests of Yotta to seek an extension of the August 22, 2024 termination date and have the Company’s stockholders approve the Third Extension Amendment Proposal and Third Trust Amendment Proposal because the Company will be required to dissolve if the Third Extension Amendment Proposal is not approved and the currently required extension payments are not made.

[Each extension is only approved on a monthly basis and the Board is under no obligation to approve any extensions.] If the Board otherwise determines that the Company will not be able to consummate an initial business combination, the Company would wind up its affairs and redeem 100% of the outstanding shares of common stock held by public stockholders (the “Public Shares”) in accordance with the same procedures set forth below that would be applicable if the Third Extension Amendment Proposal and the Third Trust Amendment Proposal are not approved.

Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the extension to the Second Extended Termination Date.

Each of the Third Extension Amendment Proposal, the Third Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or Yotta Investment LLC (the “Sponsor”) or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[__] per share, based on the amounts held in the Trust Account as of July [___], 2024 after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such Public Shares will not be voted in favor of approving the Third Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

To the extent any such purchases by the Sponsor or its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Annual Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Third Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such Public Shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of Public Shares electing to redeem. If such transactions are effected, the consequence could be to cause the Third Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Third Extension Amendment proposal at the Annual Meeting and could decrease the chances that the Third Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Third Extension Amendment proposal.

You are not being asked to vote on any business combination at this time. If the Third Extension Amendment, and the Third Trust Amendment are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Second Extended Termination Date.

In connection with the Third Extension Amendment, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Third Extension Amendment Proposal, the Third Trust Amendment Proposal, the Director Proposal or the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Third Extension Amendment Proposal and the Third Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Third Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $[____] of marketable securities as of July [___], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Second Extended Termination Date. The closing price of the Company’s common stock on the Record Date was $[__]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Sponsor and our officers and directors hold the right to vote an aggregate of 3,215,166 shares of our common stock, which include 2,871,666 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to the IPO and 343,500 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or [__], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Third Extension Amendment Proposal, and the Third Trust Amendment Proposal are not approved and we do not consummate a Business Combination by August 22, 2024, in accordance with the Charter and Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the shares of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Third Extension Amendment Proposal and the Third Trust Amendment Proposal. The Board will abandon and not implement the Third Extension Amendment and the Third Trust Amendment unless our stockholders approve both the Third Extension Amendment and the Third Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Third Extension Amendment Proposal and the Third Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Third Extension Amendment and the Third Trust Amendment at any time without any further action by our stockholders.

The Board has fixed the close of business on [__], 2024 as the Record Date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Third Extension Amendment, the Third Trust Amendment and the Director Proposal at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

Hui Chen
Chief Executive Officer and Director
[__], 2024

YOTTA ACQUISITION CORPORATION
1185 Avenue of the Americas, Suite 301

New York, NY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [__], 2024

[__], 2024

To the Stockholders of Yotta Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Yotta Acquisition Corp. (the “Company,” “Yotta” or “we”), a Delaware corporation, will be held on July [__], 2024, at [10:00] a.m. Eastern Time. The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9195 (standard rates apply)
Passcode for telephone access: [______]#

The purpose of the Annual Meeting will be to consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended on April 19, 2023 and September 22, 2023 (the “Charter”), to extend the date by which the Company has to consummate a business combination up to 14 times (the “Third Extension Amendment”), each such extension for an additional one-month period (each an “Extension”), from August 22, 2024 to October 22, 2025 (such date actually extended being referred to as the “Extended Date”) (we refer to this proposal as the “Third Extension Amendment Proposal”). A copy of the proposed Third Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of March 16, 2022, as amended on April 19, 2023 and September 22, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement from August 22, 2024 to October 22, 2025 (the “Third Trust Amendment”) provided that the Company deposits into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) the sum of $[___] for each one-month extended (we refer to this proposal as the “Third Trust Amendment Proposal”). A copy of the proposed Third Trust Amendment is attached hereto as Annex B;

3.	Proposal 3 — A proposal to elect five members of our Board of Directors, each to serve until the next annual meeting of stockholders or until their successors are elected and qualified (the “Director Proposal”); and

4.	Proposal 4 — A proposal to direct the chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve Proposals 1 or Proposal 2 or otherwise at the discretion of the chairman of the Annual Meeting (we refer to this proposal as the “Adjournment Proposal”); and

5.	To act on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on [___], 2024 as the Record Date for the Annual Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Chief Executive Officer and Director

New York, New York
[__], 2024

IMPORTANT

IF YOU CANNOT ATTEND THE ANNUAL MEETING VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [__], 2024. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTP://WWW.CSTPROXY.COM/YOTTAACQUISITION/2024.

YOTTA ACQUISITION CORPORATION
1185 Avenue of the Americas, Suite 301

New York, NY

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD [__], 2024

FIRST MAILED ON OR ABOUT [__], 2024

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Yotta Acquisition Corp. (the “Company,” “Yotta” or “we”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held on [__], 2024 at [10:00] a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Annual Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9195 (standard rates apply)
Passcode for telephone access: [_____]#

The principal executive office of the Company is 1185 Avenue of the Americas, Suite 301, New York, NY and its telephone number, including area code, is (212) 612-1400.

FORWARD LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended on April 19, 2023 and September 22, 2023 (the “Charter”), to extend the date by which the Company has to consummate a business combination up to 14 times (the “Third Extension Amendment”), each such extension for an additional one-month period (each an “Extension”), from August 22, 2024 to October 22, 2025 (such date actually extended being referred to as the “Extended Date”) (we refer to this proposal as the “Third Extension Amendment Proposal”). A copy of the proposed Third Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of March 16, 2022, as amended on April 19, 2023 and September 22, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement from August 22, 2024 to October 22, 2025 (the “Third Trust Amendment”) provided that the Company deposits into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) the sum of $[____] for each month extended (we refer to this proposal as the “Third Trust Amendment Proposal”). A copy of the proposed Third Trust Amendment is attached hereto as Annex B;

3.	Proposal 3 — A proposal to elect five directors of the Company, each to serve for a one-year term until the next annual meeting of stockholders or until their successors are elected and qualified.

4.	Proposal 4 — A proposal to direct the chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve Proposal 1 or Proposal 2, or as otherwise determined by the chairman of the Annual Meeting (we refer to this proposal as the “Adjournment Proposal”); and

5.	To act on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Charter and the Trust Agreement initially provided for a 9-month Business Combination Period from the date of completion of the Company’s initial public offering (until January 22, 2023) and further provided that the Company could extend the Business Combination Period for up to 9 additional months in three-month increments provided that the Company deposited into trust $575,000 for each three-month extension. On September 21, 2023, the Charter and the Trust Agreement were amended to extend the date by which the Company has to consummate a business combination up to nine (9) times, each such extension for an additional one-month period, from September 22, 2023 to August 22, 2024. As of the date of this proxy statement, the Company has extended the Business Combination Period twelve times to its current expiration of August 22, 2024. As the Company has not yet signed a Business Combination Agreement, the Board has determined that the Company must seek stockholder approval of the Third Extension Amendment Proposal so as to provide the Company with additional time to complete a Business Combination and to reduce the cost that would be required to be paid by the Company under the Charter to extend the Business Combination Period.

The Company’s Board has determined that it is in the best interests of Yotta to seek an extension of the Termination Date and have the Company’s stockholders approve the Third Extension Amendment Proposal and Third Trust Amendment Proposal because the Company will be required to dissolve if the Third Extension Amendment Proposal is not approved and the currently required extension payments are not made.

If the Board otherwise determines that the Company will not be able to consummate an initial business combination on or before the final Second Extended Termination Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Third Extension Amendment Proposal and the Third Trust Amendment Proposal are not approved. The Board is under no obligation to effect a monthly extension and if an extension is not done, the Company would be required to liquidate.

Our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the extension to the Second Extended Termination Date.

Each of the Third Extension Amendment Proposal, the Third Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal is more fully described below in this Proxy Statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $____ per share, based on the amounts held in the Trust Account as of the Record Date, after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Third Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Annual Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Third Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Third Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Third Extension Amendment proposal at the Annual Meeting and could decrease the chances that the Third Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Third Extension Amendment proposal.

You are not being asked to vote on any business combination at this time. If the Third Extension Amendment and the Third Trust Amendment are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Second Extended Termination Date.

In connection with the Third Extension Amendment, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Third Extension Amendment Proposal, the Third Trust Amendment Proposal, and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Third Extension Amendment Proposal, the Third Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Third Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $[_____] of marketable securities as of July [___], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Second Extended Termination Date. The closing price of the Company’s common stock on the Record Date was $[____]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Sponsor and our officers and directors hold the right to vote over an aggregate of 3,215,166 shares of common stock which include 2,871,666 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and 343,500 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or [__], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Third Extension Amendment Proposal and the Third Trust Amendment Proposal are not approved and we do not consummate a business combination by August 22, 2024, in accordance with the Charter and Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the shares of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Third Extension Amendment Proposal and the affirmative vote of at least 50% of the shares of common stock sold in the IPO will be required to approve the Third Trust Amendment Proposal. The Board will abandon and not implement the Third Extension Amendment and the Third Trust Amendment unless our stockholders approve both the Third Extension Amendment and the Third Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Third Extension Amendment Proposal and the Third Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Third Extension Amendment and Third Trust Amendment at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The Board has fixed the close of business on [__], 2024 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournments or postponements thereof.

The shares of common stock represented by all validly executed proxies received in time to be taken to the Annual Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock on the Record Date entitled to vote at the Annual Meeting is 3,944,835 shares. Each share of common stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of at least a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Third Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Third Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Director Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2 or 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Third Extension Amendment	Majority of outstanding shares	No
Third Trust Amendment	Majority of Public Shares	No
Director Proposal	Plurality of votes cast	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	Yes

Factors to Consider

When you consider the recommendation of the Board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Third Extension Amendment Proposal and the Third Trust Amendment Proposal are approved, the Sponsor, or its affiliates, or assignees will only deposit in the Trust Account $[___] per monthly extension as interest-free loans to be repaid by the Company upon consummation of an initial business combination.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. (See “Redemption Rights” below).

●	Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $[_____] of marketable securities as of July [___], 2024.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and our officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	unless the Company consummates an initial business combination, the Company’s officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and private placement not deposited in the Trust Account;

●	with certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares of common stock for cash, securities or other property;

●	the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

●	because of these interests, our initial stockholders could benefit from the completion of a business combination that is not favorable to the Company’s public stockholders and may be incentivized to complete a business combination of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. Based on the difference in the purchase price of $0.017 per share that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per public unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of the combined company after the closing of the business combination falls below the price initially paid for the units in the IPO and the public stockholders experience a negative rate of return following the closing of the business combination;

●	the fact that the Sponsor and directors and executive officers currently hold 343,500 Private Placement Units that were purchased at a price of $10 per Private Placement Unit, or an aggregate value of $3,512,500, and that have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is effected; and

●	the fact that the Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

Additionally, if the Third Extension Amendment Proposal and the Third Trust Amendment Proposal are approved and the Third Extension Amendment and the Third Trust Amendment are implemented and the Company consummates an initial business combination, our officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by the Board. The Board recommends voting “FOR” the Third Extension Amendment Proposal, the Third Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal.

●	You can attend the Annual Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Annual Meeting. The Company has agreed to pay Advantage Proxy, Inc., our proxy solicitor, a customary fee of $_______ and out-of-pocket expenses in connection with the Annual Meeting. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

ADVANTAGE PROXY, INC.
P.O. BOX 10904
YAKIMA, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Yotta Acquisition Corporation, 1185 Avenue of the Americas, Suite 301, New York, NY; Attention: Secretary, or call the Company promptly at ___-___-____.

If you share an address with at least one other stockholder and currently receive multiple copies of our proxy statement, and you would like to receive a single copy of our future proxy statements, please specify such request in writing and send such written request to Yotta Acquisition Corporation, 1185 Avenue of the Americas, Suite 301, New York, NY; Attention: Secretary.

Redemption Rights

Pursuant to our current Charter, any holders of our Public Shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Annual Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your redemption rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account that holds the proceeds of the IPO (calculated as of two business days prior to the Annual Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $[____] as of July [__], 2024, the estimated per share conversion price would have been approximately $[___] (including estimated interest income).

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on July [__], 2024 (two business days before the Annual Meeting) that we convert your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through The Depository Trust Company to our transfer agent by 5:00 p.m. at least two business days before the Annual Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the Annual Meeting (assuming the Third Extension Amendment Proposal and Third Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Third Extension Amendment Proposal and the Third Trust Amendment Proposal are not approved and we do not consummate an initial business combination by August 22, 2024 we will be required to dissolve and liquidate the Trust Account by returning then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the units into the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

RISK FACTORS

You should carefully consider all of the risk described in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 10, 2024, a copy of which accompanies this Proxy Statement and other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition, and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition, and operating results or result in our liquidation.

There are no assurances that the Third Extension Amendment will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that an agreement for an initial business combination will be signed or if signed that it will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented and the Company enters into a business combination agreement, the Company expects to seek stockholder approval of an initial business combination. We are required to offer public stockholders the opportunity to redeem public shares in connection with the Third Extension Amendment, and we will be required to offer public stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension and an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension or a business combination vote could exacerbate these risks.

Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

We have not yet entered into an agreement for our initial business combination. Therefore, we do not know whether the target or the nature of its business could make the transaction subject to U.S. foreign regulations or review by a U.S. government entity. As a result, it is possible that the Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete an initial business combination by the Extended Date because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an “investment company” for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities,

each of which may make it difficult to for us to complete an initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our current and anticipated principal activities subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be held as cash, or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments or by holding the proceeds as cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

However, even if we invest the proceeds in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, we may be deemed to be an investment company. Additionally, in the adopting release for final rules issued on January 24, 2024 by the SEC (the “2024 SPAC Rules”), the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. If we are deemed to be an investment company and subject to registration under, compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and applicable non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination.

The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination, and results of operations.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may instruct Continental, the trustee, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of an initial business combination or our liquidation. Following the liquidation of investments in the Trust Account, we receive reduced interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account are held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, the longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or the liquidation of the Company. Following such liquidation, we receive reduced interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit at a bank reduces the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.

If we continue our life beyond 36 months from the closing of our IPO without completing an initial business combination, Nasdaq may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

If the Third Extension Amendment Proposal is approved by our stockholders and the Extension is effected, it would allow us to complete a business combination for up to 42 months after the closing of our IPO. However, Nasdaq rules require that we complete a business combination no later than 36 months after our IPO. While we may be able to appeal a delisting and be granted additional time to complete a business combination after 36 months, we may not be successful in such an appeal. If we are not successful in such an appeal and we fail to complete a business combination within 36 months of our IPO our securities will be delisted. If our securities are delisted, such delisting could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

The Company may be affected by the Excise Tax included in the Inflation Reduction Act of 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), which has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury in Notice 2023-2, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We will not be permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any Excise Taxes imposed under the IR Act on the any future redemptions or stock buybacks by the Company.

To the extent that the Company does not have sufficient funds outside of the Trust Account to fund the payment of any excise tax that may be imposed in connection with the redemptions of the common stock in connection with the Extension, our Sponsor intends to contribute to us (which may be by working capital loan) funds necessary to make any such excise tax payment without using proceeds from the Trust Account or the interest earned thereon. However, we have not asked our Sponsor to reserve for any excise tax imposed under the IR Act, nor have we independently verified whether our Sponsor has sufficient funds to satisfy any such excise tax payment, and we believe that our Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy any excise tax payments.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of July [__], 2024.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon exercise of the warrants or conversion of rights, as the warrants are not exercisable within 60 days of July [__], 2024 and the rights are not convertible within 60 days of July [__], 2024. The percentage ownership show below are based upon [____] shares of common stock outstanding on July [__], 2024.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Hui Chen(2)	3,198,600	81.17%
Robert Labbe	6,667	*
Brandon Miller	3,333	*
Qi Gong	-	-
Daniel McCabe	3,333	*
All current directors and executive officers as a group (five individuals)	3,215,166	81.59%
Five Percent Holders of Yotta
Yotta Investment LLC(2)	3,198,600	81.17%

*	less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Yotta Acquisition Corporation, 1185 Avenue of the Americas, Suite 301, New York, NY 10036.
(2)	Yotta Investment LLC, a Delaware limited liability company, our sponsor, is controlled by Ms. Chen, who is the wife of Mr. Hui Chen, our CEO and director.

PROPOSAL 1: THE THIRD EXTENSION AMENDMENT

This is a proposal to amend the Company’s Charter to extend the date by which the Company has to consummate a business combination from August 22, 2024 to October 22, 2025, on a monthly basis, upon depositing $[___] per one-month extension into the Trust Account. Currently The Company has until 42 months (or by October 22, 2025) from the closing of the IPO to consummate a Business Combination and no further extensions may be made beyond that date.

All stockholders are encouraged to read the proposed Third Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Third Extension Amendment is attached hereto as Annex A.

The Board believes that it is in the best interests of the Company and its shareholders that the Extension be obtained so that the Company will have an additional amount of time to consummate its initial business combination because the Company will be required to dissolve if the Third Extension Amendment Proposal is not approved and the currently required extension payments are not made. Without the Extension, the Company will not be able to complete an initial business combination on or before the Termination Date, and would be forced to liquidate. the Company intends to hold a special meeting at a future date to approve a business combination.

Reasons for the Third Extension Amendment Proposal

The purpose of the Third Extension Amendment and the Third Trust Amendment is to allow the Company more time to complete a business combination. The Company has determined that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension to extend the date by which it has to consummate a business combination from August 22, 2024 to October 22, 2025, because the Company will be required to dissolve if the Third Extension Amendment Proposal is not approved.

The Charter currently provides that the Company has until August 22, 2024, the current Termination Date, to complete an initial business combination. Without the Extension, the Company will not be able to complete an initial business combination on or before the Termination Date and would be forced to liquidate.

The Company’s Board has determined that it is in the best interests of Yotta to seek an extension of the Termination Date and have the Company’s stockholders approve the Third Extension Amendment Proposal and Third Trust Amendment Proposal because the Company will be required to dissolve if the Third Extension Amendment Proposal is not approved.

If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Second Extended Termination Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Third Extension Amendment Proposal and the Third Trust Amendment Proposal are not approved.

The Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension because the Company will be required to dissolve if the Third Extension Amendment Proposal is not approved and the currently required extension payments are not made. The Third Extension Amendment Proposal is essential to allowing the Company additional time to consummate an initial business combination. Approval of the Third Extension Amendment Proposal is a condition to the implementation of the Extension.

The Board believes that it is in the best interests of the Company and its shareholders that the Company obtain the Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.

In connection with the Third Extension Amendment, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Third Extension Amendment Proposal and the Third Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Third Extension Amendment Proposal and the Third Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Third Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $[_____] of marketable securities as of July [___], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Second Extended Termination Date. The closing price of the Company’s common stock on [___], 2024 was $[___]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Sponsor and our officers and directors hold the right to vote over an aggregate of 3,215,166 shares of common stock which include 2,871,666 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and 343,500 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or [__], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Third Extension Amendment Proposal is Not Approved

If the Third Extension Amendment Proposal and Third Trust Amendment Proposal are not approved, and we do not consummate an initial business combination by August 22, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase Common Stock will expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Third Extension Amendment Is Approved

If the Third Extension Amendment and Third Trust Amendment are approved, the amendment to the Charter in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

If the Third Extension Amendment is approved, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Third Extension Amendment Proposal, the Third Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders, will be required to approve the Second Extension Amendment Proposal. Our Board will abandon and not implement the Third Extension Amendment unless our stockholders approve both the Third Extension Amendment Proposal and the Third Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Third Extension Amendment and Third Trust Amendment, our Board will retain the right to abandon and not implement the Third Extension Amendment and Third Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [__], 2024, as the Record Date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Third Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Third Extension Amendment Proposal.

PROPOSAL 2: THE THIRD TRUST AMENDMENT PROPOSAL

The Third Trust Amendment

The proposed Third Trust Amendment Proposal would amend our existing Investment Management Trust Agreement dated as of March 16, 2022, as amended on April 19, 2023 and September 22, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the time to complete an initial business combination (the “Business Combination Period”) under the Trust Agreement from August 22, 2024 to October 22, 2025 (the “Third Trust Amendment”) provided that the Company deposits into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) the sum of $[___] for each one month extended (we refer to this proposal as the “Third Trust Amendment Proposal”). A copy of the proposed Third Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Third Trust Amendment

The purpose of the Third Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from August 22, 2024 until as late as October 22, 2025 on a month-to-month basis, contingent upon the Company depositing $[___] per monthly extension into the Trust Account.

The Company and its board of directors have determined that there will not be sufficient time to enter into a business combination agreement, hold a special meeting to obtain the requisite stockholder approval of, and to consummate, an initial business combination before August 22, 2024 (its current termination date) which is the final deadline under the Charter and the Trust Agreement.

If the Third Trust Amendment Is Not Approved

If the Third Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by August 22, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants and rights would expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Third Trust Amendment Proposal Is Approved

If the Third Extension Amendment Proposal and the Third Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete an initial business combination by the Extended Date. Our public shareholders will have the right to elect a redemption of their public shares. The Company will then continue to attempt to consummate an initial business combination until the Extended Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date as described below and does not wish to seek an additional extension.

If the Third Extension Amendment is approved, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Third Extension Amendment Proposal, the Third Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date.

Required Vote

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding shares of Common Stock, including the Founder Shares, will be required to approve the Third Trust Amendment Proposal. Our Board will abandon and not implement the Third Trust Amendment Proposal unless our stockholders approve both the Third Extension Amendment Proposal and Third Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Third Extension Amendment Proposal and Third Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Third Extension Amendment and Third Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Third Trust Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Third Trust Amendment Proposal.

PROPOSAL 3: THE DIRECTOR PROPOSAL

Our Board consists of five members, each of whom serves for a one-year term. At the Annual Meeting, stockholders are being asked to re-elect all five directors to the Board, each for a term to serve until the 2025 annual meeting of stockholders or until his successor is elected and qualified, subject to their earlier death, resignation or removal.

If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each director, their age as of the record date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Hui Chen	52	Chief Executive Officer and Director
Robert L. Labbe	64	Chief Financial Officer and Director
Brandon Miller	61	Independent Director
Daniel M. McCabe	74	Independent Director
Qi Gong		Independent Director

Experience

Hui Chen has been our Chief Executive Officer and director since December 2021. Mr. Chen is a cross-industry expert in computer science and law. Mr. Chen has also been Chief Executive Officer and director of Quetta Acquisition Corporation (Nasdaq: QETA) since May 2023. Mr. Chen founded Law Offices of Hui Chen & Associates, PC in 2012, a New York-based law firm. Mr. Chen focuses his practice on patent prosecution, copyright infringement, and other general intellectual property matters. Mr. Chen has also been an adjunct professor at Hofstra University since September 2019, where he instructs multiple undergraduate computer science programming courses in Visual C++. Before joining Hofstra University, Mr. Chen was an adjunct associate professor at John Jay College of Criminal Justice, Pace University, Touro College, and Saint Francis College between 2000 and 2018 and was a full-time professor at Technical Career of Institute, College of Technology from December 2011 to December 2017. Before forming his law office in 2012, Mr. Chen worked for multiple Fortune 500 companies. Mr. Chen worked as an Oracle developer at eBay, Inc. from February 2008 to May 2015. Mr. Chen worked at IBM Global Services, where he was a solo back-end developer in designing and building the database and back-end process for DHS Inspection Application, from November 2007 to March 2008, and a programmer analyst between March 1998 and May 2004. Mr. Chen also worked at MultiPlan Inc. between June 2005 and February 2008 as a technical lead where he participated in designing new application systems and partnered with external vendors in coding and implementing new systems by using Java and Oracle PL/SQL. Before that, Mr. Chen worked at Pepsi Cola Inc. from January 2004 to June 2005, where he designed, coded, implemented, and documented a growth forecasting system and developed an automatic purchasing system. Mr. Chen received a Bachelor’s degree in Mechanical Engineering from Shanghai Jiaotong University in 1992, a Bachelor’s degree in HVAC from Technical Career Institutes in 1997, a Master of Science degree in Computer Science from Pace University in 2000, and his J.D. degree from Cardozo School of Law, Yeshiva University in 2010. We believe that Mr. Chen’s access to contacts and sources, ranging from high-technology companies and legal contacts, will allow us to generate acquisition opportunities and identify suitable acquisition candidates.

Robert L. Labbe has been our Chief Financial Officer and director since December 2021. Mr. Labbe has also been Chief Financial Officer of Quetta Acquisition Corporation (Nasdaq: QETA) since May 2023 and director of Quetta Acquisition Corporation since October 2023. Mr. Labbe is a real estate veteran and real estate finance attorney licensed in California and New York with over thirty (30) years of experience in real estate. Mr. Labbe also has been a manager of MCAP Realty Advisors, LLC, a real estate advisor company, since January 2010. Mr. Labbe has been the general counsel of Global Premier Development Inc. and Global Premier America, LLC, real estate development companies, from March 2012 to December 2021. Mr. Labbe was a co-founder, general counsel, and managing director of Lenders Direct Capital, a wholesale lender, and its retail affiliate Lenders Republic Financial, a nationwide mortgage banker, from May 2003 to December 2007. Mr. Labbe was also a co-founder and partner at Mazda Butler LLP, a commercial and real estate law firm in California, from January 2003 to December 2007. Mr. Labbe co-founded First Allegiance Financial, a national specialty finance company, where he was the president and chairman from September 1996 to December 1998. First Allegiance Financial was acquired by City Holding Company, a financial holding company, for approximately $22 million in 1997. Mr. Labbe received his Bachelor’s degree in Civil Law (B.C.L.) and Bachelor of Laws degree (LL.B.) from McGill University in 1982 and 1983, respectively. Mr. Labbe also received his Diplome d’Etude Collegiale St. Lawrence College (Quebec) in 1978. Mr. Labbe is a licensed broker with the California Department of Real Estate since 1990. Mr. Labbe also holds the UC Irvine Extension Light Construction and Development Management Program Certificate. We believe that Mr. Labbe is qualified to serve as a member of our board of directors due to his entrepreneurship and extensive experience in the real estate industry.

Brandon Miller has been an independent director of our board since April 2022. Mr. Miller has also been a director of Quetta Acquisition Corporation (Nasdaq: QUTA) since October 2023. Mr. Miller has been the managing partner at Aspect Property Management LLC, a property management company in Connecticut, since January 2015. Before joining Aspect Property Management LLC, Mr. Miller spent a decade in the consulting industry at Matté & Company, a private and public sector consulting company from January 2005 to January 2015, where he offered executive recruiting, strategic planning, leadership, and corporate consulting services. Mr. Miller was a corporate controller at Corporate Dining Solutions, a corporate catering company, from 2003 to 2005. Mr. Miller is presently a certified manager of community associations (CMCA) and an association management specialist (AMS). Mr. Miller received his Bachelor’s degree in Finance from the University of Bridgeport in 1986 and studied in Mechanical Engineering at North Carolina State University from 1980 to 1983. We believe that Mr. Miller is qualified to serve as a member of our board of directors due to his extensive experience in the real estate and business consulting industries.

Daniel M. McCabe has been an independent director of our board since April 2022. Mr. McCabe has also been a director of Quetta Acquisition Corporation (Nasdaq: QUTA) since October 2023. Mr. McCabe has been the managing partner of 1200 Summer Street Associates, a partnership focusing on real estate investment and management, since 1985. Mr. McCabe also has been the founding member of Daniel M. McCabe, LLC, a general practice law firm in Connecticut, since 1982. Prior to that, Mr. McCabe joined the law firm of Brennan, Dichter & Brennan in 1976 as an associate and became a partner in 1982. Mr. McCabe started his legal career as an assistant clerk of the Superior Court at Stamford from 1974 to 1976. Mr. McCabe obtained his Bachelor’s degree in Economics from University of Bridgeport in 1971 and Juris Doctor degree from St. John’s University Law School in 1974. We believe that Mr. McCabe is qualified to serve as a member of our board of directors due to his legal experience, contacts, and relationships.

Qi Gong has been an independent director of our board since April 2024. In [YEAR] Ms. Gong relocated to New York from China to further leverage her talents, where she continued her achievements in the catering and consulting industries, founding and serving as President of American Information Technology Inc. From [YEAR] to [YEAR], Ms. Gong held multiple roles at Fujian Zhongyin Measuring Instrument Co., Ltd. (“FZMI”), a subsidiary of the Bank of China, including vice president and Chief Executive Officer. In this capacity, she was instrumental in spearheading research, development, and manufacturing efforts for electronic weighing instruments, where she steered the company’s expansion into international markets. Ms. Gong began her professional journey as an engineer at Nanping Auto Parts Factory in Fujian, a prominent state-owned enterprise in [YEAR]. Ms. Gong graduated from The Hefei University of Technology with Bachelor’s degree in Mechanical Engineering in [YEAR]. We believe that Ms. Gong is qualified to serve on our board of directors based on his expertise in business management and his transaction experience.

Number of Officers and Directors

The Board of Directors currently is consisted of five (5) members. Each member of our board of directors will be elected at our annual meetings.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including, without limitation, a Chairman of the Board, Presidents, Vice Presidents, Assistant Secretaries and a Treasurer) as may be determined by the board of directors.

Required Vote

The re-election of the directors pursuant to the Director Proposal requires the affirmative vote of a plurality of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon for the director nominees. A holder of shares of our common stock may vote for or withhold such holder’s vote for the nominees. Cumulative voting is not permitted in the election of the directors.

Our sponsor is expected to vote all of the founders shares owned by it in favor of the directors named in the Director Proposal. On the record date, the sponsor and directors and executive officers of our and their affiliates beneficially owned and were entitled to vote ___________shares representing _____% of our issued and outstanding shares of founders shares.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of the nominees named above.

CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Brandon Miller, Daniel M. McCabe, and Qi Gong are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a nominating committee, and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. We have established an audit committee of the board of directors, which consists of Brandon Miller, Daniel M. McCabe, and Qi Gong, each of whom is an independent director under Nasdaq’s listing standards. Brandon Miller is the Chairperson of the audit committee. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq listing standards. Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Brandon MIller qualified as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

We have established a nominating committee of the board of directors, which consists of Brandon Miller, Daniel M. McCabe, and Qi Gong, each of whom is an independent director under Nasdaq’s listing standards. Qi Gong is the Chairperson of the nominating committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our certificate of incorporation. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

We have established a compensation committee of the board of directors, which consists of Brandon Miller, Daniel M. McCabe, and Qi Gong, each of whom is an independent director under Nasdaq’s listing standards. Daniel M. McCabe is the Chairperson of the compensation committee. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer and Chief Financial Officer’s compensation, evaluating our Chief Executive Officer and Chief Financial Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer and Chief Financial Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Meetings of Board of Directors

The Board of Directors held a total of ______ meetings during the fiscal year ended December 31, 2023. No director attended fewer than 75% of the total number of meetings of the Board and any committees on which the director served during the fiscal year ended December 31, 2023.

Code of Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. We have filed a copy of our Code of Ethics as an exhibit to our Registration Statement on Form S-1. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

●	the corporation could financially undertake the opportunity;

●	the opportunity is within the corporation’s line of business; and

●	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

In relation to the foregoing, our amended and restated certificate of incorporation provides that:

●	we renounce any interest or expectancy in, or being offered an opportunity to participate in, any business opportunities that are presented to us or our officers or directors or stockholders or affiliates thereof, including but not limited to, our initial stockholders and its affiliates, except as may be prescribed by any written agreement with us; and

●	our officers and directors will not be liable to our company or our stockholders for monetary damages for breach of any fiduciary duty by reason of any of our activities or any of our initial stockholders or its affiliates to the fullest extent permitted by Delaware law.

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor these fiduciary obligations under applicable law. Our amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies or for such other reasons as determined by the chairman of the Annual Meeting. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Annual Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the other proposals or as otherwise determined by the Chairman of the Annual Meeting in his sole and absolute discretion.

If a majority of the shares present in person or by proxy and voting on the matter at the Annual Meeting vote for the Adjournment Proposal, the chairman of the Annual Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Third Extension Amendment, the Third Trust Amendment, the Director Proposal or the Adjournment by contacting us at the following address or telephone number:

Yotta Acquisition Corporation
1185 Avenue of the Americas, Suite 301

New York, NY
(212) 612-1400

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

ADVANTAGE PROXY
P.O. BOX 10904
YAKIMA, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than [__], 2024.

Annex A

AMENDMENT NO. 3 TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
YOTTA ACQUISITION CORPORATION

[●], 2024

Yotta Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Yotta Acquisition Corporation” The original certificate of incorporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on March 8, 2021.

2. On January 3, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation, which was subsequently amended on April 19, 2023 and September 22, 2023 (the “Amended and Restated Certificate”).

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of paragraph E of Article Sixth is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate a Business Combination by October 22, 2025 (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the board of directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes divided by the total number of IPO Shares then outstanding”

IN WITNESS WHEREOF, Yotta Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Yotta Acquisition Corporation

By:
Name:	Hui Chen
Title:	Chief Executive Officer and Director

Annex A-1

Annex B

PROPOSED AMENDMENT NO. 3
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 3 (this “Amendment”), dated as of [●], 2024, to the Investment Management Trust Agreement (as defined below) is made by and between Yotta Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated April 19, 2022, as amended on April 19, 2023 and September 22, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at an Annual Meeting of the Company held on [__], 2024, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation, as amended on April 19, 2023 and September 22, 2023 (the “Third Amended A&R COI”) extending the date by which the Company has to consummate a business combination to October 22, 2025.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The third WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, at an Annual Meeting of the Company held on [__], 2024, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation, as amended on April 19, 2023 and September 22, 2023 (the “Amended A&R COI”) extending the date by which the Company has to consummate a business combination from August 22, 2024 to October 22, 2025, on a month-to-month basis, upon the payment of $[___] for each one-month extended into the Trust Account for such extension;”

2. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Chardan, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by October 22, 2025 (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.

3. Exhibit D. Exhibit D of the Trust Agreement is hereby deleted in its entirety.

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

Annex B-1

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis E. Wolf, Jr.
Title:	Vice President

YOTTA ACQUISITION CORPORATION

By:
Name:	Hui Chen
Title:	Chief Executive Officer and Director

Annex B-3

PROXY CARD

YOTTA ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
[__], 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [__], 2024 and Annual Report on Form 10-K, in connection with the Annual Meeting to be held at [10:00] a.m. ET on [__], 2024 via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155
(standard rates apply)
Conference ID: [__________]#

The undersigned hereby appoints Hui Chen, as proxy of the undersigned, with power of substitution, to vote all shares of the common stock of Yotta Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE THIRD EXTENSION AMENDMENT PROPOSAL, THE THIRD TRUST AMENDMENT PROPOSAL, FOR THE DIRECTOR PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

1.	PROPOSAL 1. THIRD EXTENSION AMENDMENT — APPROVAL OF A THIRD AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION FROM AUGUST 22, 2024 TO October 22, 2025.

For ☐          Against ☐          Abstain ☐

2.	PROPOSAL 2. THIRD TRUST AMENDMENT — A proposal to amend the Company’s investment management trust agreement, dated as of March 16, 2022, as amended on April 19, 2023 and September 22, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement from August 22, 2024 to October 22, 2025 (the “Third Trust Amendment”) provided that the Company deposits into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) the sum of $[___] for each one month extended (we refer to this proposal as the “Third Trust Amendment Proposal”).

For ☐          Against ☐          Abstain ☐

3.	PROPOSAL 3. DIRECTOR PROPOSAL — Election of the following individuals to serve as directors of the Company, each to serve for a one-year term or until their successors are elected and qualified.

	For	Withheld
Hui Chen	☐	☐
Robert L. Labbe	☐	☐
Brandon Miller	☐	☐
Daniel M. McCabe	☐	☐
Qi Gong	☐	☐

4.	PROPOSAL 4. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE ANNUAL MEETING TO ADJOURN THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1, OR PROPOSAL 2.

For ☐          Against ☐          Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.